EXHIBIT 32.2


                           SECTION 1350 CERTIFICATION


     In connection with the Quarterly Report of Belltower Entertainment Corp. (the "Company") on Form 10-Q for the quarter ending January 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Donald K. Bell, President of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 17, 2009



                                        By: /s/ DONALD K. BELL
                                            ____________________________________
                                                Donald K. Bell
                                                Director and President
                                                (Principal Executive) and
                                                Financial and Accounting Officer